EXHIBIT 99.2

SLIDE PRESENTATION

Slide One

[picture of binoculars, boy and medical equipment]

CryoLife® - Life Restoring Technologies®

CryoLife Signs Definitive Agreement to Acquire Cardiogenesis Corporation

[picture of doctor with syringe, two girls and a doctor]

Slide Two

[picture of CryoLife headquarters]

Slide Three

Forward Looking Statement

Statements made in this presentation that look forward in time or that express management's beliefs, expectations, hopes or predictions of the future are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These future events may not occur as and when expected, if at all, and, together with the Company's business, are subject to various risks and uncertainties, including those detailed in CryoLife’s Form 10-K filing for the year ended December 31, 2010, the press release that went out this morning, and later SEC filings as well as on the last slide of this presentation. The Company does not undertake to update its forward-looking statements.

Slide Four

CryoLife Corporate Overview

•	Focus on complex cardiac and vascular reconstructive surgery
•	Diversified product portfolio, including proprietary lines of surgical sealants, hemostats, and human cardiac and vascular tissues
•	Improving financial performance and fundamentals
•	Corporate Headquarters based in suburban Atlanta
•	European operations based outside London, England

Slide Five

Investment Highlights

•	Proprietary product offerings
•	Leading position in human cardiac and vascular tissue preservation, surgical sealants and hemostatic agents
•	Highly leverageable operating, sales & marketing, and distribution infrastructure
•	Pipeline of innovative complementary high-value products
•	Attractive operating scale and profitability margins
•	Solid balance sheet
•	Proven and experienced management team

Slide Six

CryoLife Annual Revenues

[graph showing $81.3 million in 2006, $94.8 million in 2007, $105.0 million in 2008, $111.7 million in 2009 and $116.6 million in 2010]

Slide Seven

CryoLife Operating Cash Flow

[graph showing -$1.0 million in 2006, $9.3 million in 2007, $9.5 million in 2008, $16.6 million in 2009 and $20.8 million in 2010]

Slide Eight

CryoLife Year-end Cash and Investments

[graph showing $8.7 million in 2006, $17.5 million in 2007, $22.8 million in 2008, $35.1 million in 2009 and $40.8 million in 2010]

Slide Nine

Growth Strategy

•	Increase addressable market opportunity
•	Expand product offerings to cardiac and vascular surgeons through internal pipeline and strategic product/company acquisitions
•	Leverage world class global distribution channel
•	Leverage world class training facility and physician education program
•	Drive margin expansion, profitability and cash flow

Slide Ten

Addressable Market – Today

Market Addressed	Size – 2011($ in Millions)	Size – 2015 ($ in Millions)
Allograft cardiac tissue	$50	$56
Allograft vascular tissue	$50	$61
BioGlue	$407	$641
BioFoam EU	$30	$34
PerClot EU	$328	$443
Total Current	$865	$1,235

Slide Eleven

Addressable Market – Pro-Forma

Market Addressed	Size – 2011 ($ in Millions)	Size – 2015 ($ in Millions)
Current	$865	$1,235
PerClot US/ROW	$282	$1,499
BioGlue Japan/BioFoam US	$10	$88
Total Pipeline	$292	$1,587
Cardiogenesis	$175	$700*
Total	$1,332	$3,522

*Includes adjunctive biologics (stem cell) opportunity

Slide Twelve

Sales and Distribution

Slide Thirteen

Major Surgical Congresses

•	Society for Thoracic Surgery
•	American College of Cardiology
•	American Association of Thoracic Surgeons
•	Association of Peri-operative Nurses
•	European Association for Cardiothoracic Surgery

[picture of interior of convention center]

Slide Fourteen

CryoLife Sponsored Physician Training

•	Ross Summit
•	Monthly aortic allograft workshops at Corporate Headquarters
•	Off-site cardiac and vascular workshops at major universities
•	CT Symposium
•	More than 200 surgeons from more than 22 countries trained at company sponsored events during 2010

Slide Fifteen

Worldwide Sales and Distribution

United States

•	Approximately 50 person direct sales force and managers targeting cardiac and vascular surgeons exclusively (approximately 65 after Cardiogenesis transaction)
•	Relationships with over 1,000 cardiac and vascular surgeons
•	Access to world class cardiac surgery and vascular surgery centers across US
•	Ability to broaden product offering specifically based on surgeon needs/demands
•	Trained field personnel supporting implanting hospitals and surgeons

Slide Sixteen

Worldwide Sales and Distribution

International

•	CryoLife Europa based outside London, England
•	Approximately 14 direct reps and managers covering the UK, Germany, & Austria
•	Independent distributors covering >70 countries worldwide
•	Increasing presence in South America & Asia

[graph showing 2010 revenue $116.6 MM – US 83% and International 17%]

Slide Seventeen

Cardiogenesis

Slide Eighteen

Cardiogenesis Strategic Fit

Increase Addressable Market – Adds $175 million initially, and up to $700 million with biologics

Expand Product Offerings – Surgical products for chronic cardiac ischemia

Leverage World Class Global Distribution Channel – Utilize CryoLife’s global sales channels to drive market penetration

Leverage World Class Training and Education Programs – Leverage existing programs (Ross Summit, field training)

Drive Margin Expansion, Profitability, and Cash Flow – Cost synergies, sales force leverage and Cardiogenesis’ NOLs will drive profits and cash flow over time

Slide Nineteen

Cardiogenesis Transaction Summary

•	Approximately $0.46 per share all cash transaction represents equity value of approximately $22 million
•	Cardiogenesis 2010 revenue of $11.3 million
•	Cardiogenesis has historically high gross margins in excess of 80%
•	Opportunity for significant cost synergies – Executive staff, public company costs (legal and accounting), headquarters, HR, and IT
•	Transaction expected to be break-even to slightly accretive in 2011, excluding transaction related charges and integration costs
•	Cardiac specialist sales force will initially double in size (from 12 to 24) after close of transaction and expected to be fully integrated by beginning of 2012

Slide Twenty

Cardiogenesis Opportunity

•	Chronic ischemic heart disease
•	No-option patients with severe angina and incomplete revascularization
•	Proprietary intramyocardial catheters
•	Transmyocardial revascularization (TMR) addresses existing $175 million opportunity
•	Addition of adjunctive biologics increases market potential to >$700 million

Slide Twenty One

Regulatory and Clinical Status

•	FDA approved
•	TMR is Medicare/Medicaid reimbursed
•	CE Mark with limited international selling efforts
•	TMR supported by five year clinical data
•	TMR endorsed by major cardiac societies (STS, ISMICS, ACC and AHA)
•	Positive early clinical results with biologics

Slide Twenty Two

FDA Approved Products (list price)

•	Capital equipment and leasing program
•	Holmium: YAG laser console ($429,000)
•	>250 installed lasers

Single use disposable handsets:
•	Sologrip III for use in mini-thoracotomy ($4,850)

•	Pearl 5.0 for robotic delivery ($6,950)

•	Pearl 8.0 for use in mini-thoracotomy procedures ($6,950)

[pictures of products and physicians using products]

Slide Twenty Three

TMR Procedures

•	Adjunctive: CABG + TMR
–	Approximately 90% of TMR procedures
–	Sologrip III (FDA / CE Approved)
–	Surgeon decision

•	Stand-alone therapy
–	Approximately 10% of TMR procedures
–	Robotic or Mini-Thoracotomy
–	Pearl 5.0 (FDA / CE Approved)
–	Pearl 8.0 (FDA / CE Approved)
–	Coordinate with Cardiologist

Slide Twenty Four

Laser Channeling (TMR)

[pictures of human body, human heart and medical device in use]

Slide Twenty Five

TMR + Cells Intramyocardial Delivery

[picture 1 – Laser fiber deployed]
[picture 2 – Three needles with side holes deployed]
[picture 3 – 1 cc stem cells injected]
[picture 4 – Stem cells injected into the laser border zone]

PHOENIXTM Combination System
Not available in the U.S.

Slide Twenty Six

Patient Benefits

•	Reduce Symptoms (Angina)

•	Improve Clinical Outcome
–	Exercise Tolerance Testing (ETT)
–	Quality of Life (QoL)
–	Late Cardiac Events

•	Physiologic Improvement*
–	Myocardial Perfusion
–	Left Ventricular Ejection Fraction (LVEF)

* Potential benefits with adjunctive stem cell therapy.

Slide Twenty Seven

Cardiogenesis Summary

•	Provides immediate revenue growth for CryoLife
•	Break-even to slightly accretive to bottom line in 2011, excluding transaction related charges and integration costs, including customary amounts related to inventory
•	Leverages call points to drive revenues
•	CryoLife’s sales channels expected to expand market penetration
•	Cardiogenesis’ products expected to drive gross margin expansion
•	Significant cost synergies in SG&A and redundant marketing
•	Biologics provide a significant long-term growth opportunity

Slide Twenty Eight

Financial Guidance

•	2011 revenues from Cardiogenesis product line expected to be between $4 million and $5 million, assuming deal closes in May
•	Transaction expected to be break-even to slightly accretive to 2011 diluted earnings per share, excluding acquisition and integration related charges

Slide Twenty Nine

CryoLife®
Life Restoring Technologies®

CryoLife.com

Slide Thirty

RISKS AND UNCERTAINTIES FACING CRYOLIFE AND ITS BUSINESS INCLUDE THE FOLLOWING:

Statements made in this presentation that look forward in time or that express CryoLife’s or Cardiogenesis’ management's beliefs, expectations or hopes are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements include CryoLife’s expectations regarding future annual market growth for CryoLife’s products and the markets into which those products are distributed, CryoLife’s growth strategy and its product pipeline.  These statements also include expectations regarding PerClot, including future market growth and related opportunities, and the contemplated U.S. regulatory approval for the product by the end of 2013.  Market growth and the related opportunities for distribution of CryoLife products, including PerClot, is dependent on numerous factors beyond CryoLife’s control, including actions by CryoLife’s competitors, development of new, competing products in the field, and customer demand.  CryoLife’s expectations regarding future growth in the markets in which it operates are estimates and there is no guarantee that actual market growth will correlate with CryoLife’s estimates.  CryoLife’s growth strategy, including decisions regarding complementary products and acquisitions, is subject to overall economic conditions and CryoLife’s general business needs at the time, and, as such, CryoLife’s current growth strategy may not provide the expected results and is subject to change.  With respect to the products in CryoLife’s pipeline, there is no guarantee that the products will gain the necessary regulatory approvals when expected, if at all, and market acceptance of each of the products in the pipeline may take longer than expected.  CryoLife’s ability to successfully distribute PerClot is dependent upon its ability to market the product and encourage customers and distributors to purchase the product.  There is no guarantee that the FDA will approve PerClot for distribution in the U.S. by the end of 2013, if at all.  FDA approvals are dependent upon a number of factors, many of which are outside CryoLife’s control, including successful clinical trial results, and discretionary decisions made by the FDA personnel.  Any number of factors could delay clinical trial conduct and analysis and result in delays in the approval process.  Risks and uncertainties related to the transaction with Cardiogenesis also include uncertainties as to the timing of the tender offer and merger, uncertainties as to how many of the Cardiogenesis shareholders will tender their stock in the offer, the risk that competing offers will be made, the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit or delay the transaction, and the effects of disruption from the transaction making it more difficult to maintain relationships with employees, customers, business partners or governmental entities.  Furthermore, CryoLife’s ability to fully realize the anticipated benefits of the transaction with Cardiogenesis may be materially adversely impacted if the integration of Cardiogenesis’ business with CryoLife is slower than expected or unsuccessful, or if the transaction and subsequent efforts to integrate Cardiogenesis’s business with CryoLife distracts CryoLife’s management team from the other facets of CryoLife’s business.  Also, estimates regarding the anticipated markets addressed by Cardiogenesis products may not prove to be accurate, as the assumptions are based on a variety of inputs beyond the control of CryoLife, including anticipated cardiac patient populations, and market demand for Cardiogenesis products is subject to the changing preferences of physicians and patients and will be influenced by various economic indicators.  The addition of stem cells to the TMR surgical procedures may not yield significantly better clinical outcomes and even positive clinical outcomes may prove too costly to implement.  CryoLife's business is also subject to a number of risks and uncertainties.  These risks and uncertainties include that CryoLife is significantly dependent on its revenues from BioGlue and are subject to a variety of risks affecting this product, including that a German Patent Court has nullified CryoLife’s main BioGlue patent in Germany, and if the ruling

Slide Thirty One

CONTINUED RISKS AND UNCERTAINTIES FACING CRYOLIFE AND ITS BUSINESS INCLUDE THE FOLLOWING:

is upheld on appeal, CryoLife would be prevented from suing to prevent third parties from infringing the main BioGlue patent in Germany, CryoLife is subject to stringent domestic and foreign regulation which may impede the approval process of its tissues and products, hinder its development activities and manufacturing processes, and, in some cases, result in the recall or seizure of previously cleared or approved tissues and products, Medafor has terminated CryoLife’s distribution agreement with it and CryoLife has discontinued its distribution of HemoStase, which will have a material, adverse impact on CryoLife’s revenues and profitability, Medafor may continue to directly compete with CryoLife in sales of hemostatic products, and such actions may negatively impact CryoLife’s sales; CryoLife’s investment in Medafor has been impaired and CryoLife could in the future determine that a further impairment in the value of its investment in Medafor common stock has occurred, which could have a material, adverse impact on CryoLife’s financial condition and profitability, CryoLife may not be able to readily liquidate its investment in Medafor, and if CryoLife is able to liquidate its investment, CryoLife may receive less cash than its original investment and CryoLife may receive less than the carrying value of its investment, healthcare policy changes, including recent federal legislation to reform the U.S. healthcare system, may have a material adverse effect on CryoLife, uncertainties related to patents and protection of proprietary technology may adversely affect the value of CryoLife’s intellectual property, uncertainties related to patents and protection of proprietary technology for products distributed by CryoLife may adversely affect CryoLife’s ability to distribute those products, the tissues CryoLife processes and CryoLife’s products allegedly have caused and may in the future cause injury to patients, and CryoLife has been and may be exposed to product liability claims and additional regulatory scrutiny as a result, CryoLife is dependent on the availability of sufficient quantities of tissue from human donors, CryoLife’s CryoValve SGPV post-clearance study may not provide expected results, demand for its tissues and products could decrease in the future, which could have a material adverse effect on CryoLife’s business, the success of many of CryoLife’s tissues and products depends upon strong relationships with physicians, consolidation in the health care industry could lead to demands for price concessions or limits or eliminate CryoLife’s ability to sell to certain of its significant market segments, CryoLife’s existing insurance policies may not be sufficient to cover its actual claims liability, CryoLife may be unable to obtain adequate insurance at a reasonable cost, if at all, the loss of any of CryoLife’s sole-source suppliers could have an adverse effect on its revenues, financial condition, profitability, and cash flows, intense competition may affect CryoLife’s ability to operate profitably, regulatory action outside of the U.S. has affected CryoLife’s business in the past and may affect its business in the future, rapid technological change could cause CryoLife’s services and products to become obsolete, continued fluctuation of foreign currencies relative to the U.S. Dollar could materially and adversely impact CryoLife’s business, CryoLife’s credit facility limits its ability to pursue significant acquisitions, key growth strategies may not generate the anticipated benefits, there are limitations on the use of CryoLife’s net operating loss carryforwards, CryoLife’s ability to borrow under its credit facility may be limited, CryoLife may not be successful in obtaining necessary clinical results and regulatory approvals for services and products in development, and CryoLife’s new services and products may not achieve market acceptance, extensive government regulation may adversely affect CryoLife’s ability to develop and market services and products, investments in new technologies and acquisitions of products or distribution rights may not be successful, if CryoLife is not successful in expanding its business activities in international markets,

Slide Thirty Two

CONTINUED RISKS AND UNCERTAINTIES FACING CRYOLIFE AND ITS BUSINESS INCLUDE THE FOLLOWING:

CryoLife may be unable to increase its revenues, CryoLife is not insured against all potential losses, and natural disasters or other catastrophes could adversely affect its business, financial condition, and profitability, and CryoLife is dependent on key personnel. These risks and uncertainties include the risk factors detailed in CryoLife’s Securities and Exchange Commission filings, including its Form 10-K filing for the year ended December 31, 2010, and CryoLife's other SEC filings.  If the acquisition of Cardiogenesis is successfully completed, CryoLife will also inherit certain risks and uncertainties related to Cardiogenesis’ business.  These risks and uncertainties include that CryoLife’s ability to maintain revenues and achieve growth in sales of Cardiogenesis products and services in the future is dependent upon physician awareness of its products and services as a safe, efficacious and appropriate treatment for their patients, CryoLife may not be able to successfully market Cardiogenesis’ products and services if third party reimbursement for the procedures performed with Cardiogenesis’ products is not available for its health care provider customers, healthcare policy changes, including recent federal legislation to reform the U.S. healthcare system, may have a material adverse effect on Cardiogenesis’ products and services, if CryoLife fails to maintain Cardiogenesis’ regulatory approvals and clearances, or is unable to obtain, or experiences significant delays in obtaining, FDA clearances or approvals for its future products or product modifications, CryoLife’s ability to commercially distribute and market these products could suffer, if suppliers or manufacturers with respect to Cardiogenesis products fail to comply with ongoing FDA or other foreign regulatory authority requirements, CryoLife’s Cardiogenesis business may be negatively impacted, in the future, the FDA could restrict the current uses of Cardiogenesis’ TMR System and thereby restrict its ability to generate revenues, CryoLife may fail to comply with international regulatory requirements with respect to Cardiogenesis’ business and could be subject to regulatory delays, fines or other penalties, CryoLife will continue to purchase some of Cardiogenesis’ key product components from single suppliers and the loss of these suppliers could prevent or delay shipments of its products or delay its clinical trials or otherwise adversely affect CryoLife’s Cardiogenesis business, if Cardiogenesis’ independent contract manufacturers fail to timely deliver sufficient quantities of some of CryoLife’s Cardiogenesis products and components in a timely manner, CryoLife’s Cardiogenesis operations may be harmed, if clinical trials of Cardiogenesis’ current or future product candidates do not produce results necessary to support regulatory clearance or approval in the United States or elsewhere, CryoLife will be unable to commercialize these products, if the third parties on which Cardiogenesis relies to conduct its clinical trials and to assist it with pre-clinical development do not perform as contractually required or expected, CryoLife may not be able to obtain regulatory clearance or approval for or commercialize its Cardiogenesis products, third-party distributors or CryoLife’s own distributors may not effectively distribute Cardiogenesis products, the use, misuse or off-label use of CryoLife’s Cardiogenesis products may harm its image in the marketplace or result in injuries that lead to product liability suits, which could be costly to CryoLife or result in FDA sanctions if CryoLife is deemed to have engaged in such promotion, CryoLife’s international operations with respect to Cardiogenesis subject it to certain operating risks, which could adversely impact its net sales, results of operations and financial condition, immediately following the acquisition, Cardiogenesis’ operations will be conducted at a single location that may be at risk from earthquakes or other natural disasters, third party intellectual property rights may limit the development and protection of intellectual

Slide Thirty Three

CONTINUED RISKS AND UNCERTAINTIES FACING CRYOLIFE AND ITS BUSINESS INCLUDE THE FOLLOWING:

acquired from Cardiogenesis, which could adversely affect its value to CryoLife, Cardiogenesis has been named as a defendant in a patent infringement lawsuit and costly litigation may be necessary to protect or defend its intellectual property rights, the Cardiogenesis business relies on patent and trade secret laws, which are complex and may be difficult to enforce, CryoLife may suffer losses from product liability claims if Cardiogenesis’ products cause harm to patients, in the past, Cardiogenesis has depended heavily on key personnel and the turnover of key employees and senior management following completion of the merger could harm the Cardiogenesis business, Cardiogenesis’ internal controls over financial reporting may not have been effective, which could have a significant and adverse effect on CryoLife following completion of the merger. These risks and uncertainties related to Cardiogenesis’s business that CryoLife will inherit also include the risk factors detailed in Cardiogenesis’ Securities and Exchange Commission filings, including its Form 10-K filing for the year ended December 31, 2010, and Cardiogenesis’ other SEC filings.  CryoLife does not undertake to update its forward-looking statements.